Exhibit 10.2(a)

                   EMPLOYMENT AGREEMENT for RICHARD A. MILLER
                                 Amendment no. 1

         THIS AGREEMENT, made as of ths 20th day of December, 2003, amends the EXECUTIVE EMPLOYMENT AGREEMENT (the "Employment Agreement") between IHealth, Inc., a Delaware corporation (the "Company"} and Richard A. Miller (the "Employee"), dated April 18, 2002:

         WHEREAS, the Company and Employee wish to amend the Employment Agreement to clarify the salaries to which the parties have agreed, and to clarify other provisions of the Employment Agreement,

         NOW, THEREFORE, in consideration of one dollar and the mutual agreements herein made, the Company and the Employee agree as follows:

1. Amendment of Section 5. The first paragraph of Section 5 of the Employment Agreement is hereby amended to read as follows:

         5. Compensation and Benefits.

                           a. Salary. The Employee shall be entitled to a base salary of $35,000 for the 12-month period April 15, 2002 through April 14, 2003; a base salary of $50,000 for the 12-moth period ended April 14, 2004; a base salary of $75,000 for the 12-month period ended April 14, 2004; a base salary of $100,000 for the 12-month period ended April 14, 2005; and a base salary of $150,000 for the 12-month period ended April 14, 2006.

2. Deletion of Schedule 5(a). Schedule 5(a) formerly attached to the Employment Agreement is hereby voided and deleted.

         All other terms and provisions of the Employment Agreement remain unchanged and in full force and effect.

         WITNESS the parties' hands as of the day and year first above stated:

                                        IHealth Inc.


                                        by /s/ Brian S. John
                                           ------------------------
                                           Brian S. John, President



                                           /s/ R.A. Miller
                                           ---------------------------
                                           Richard A. Miller, employee